ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND (THE “FUND”)

SUPPLEMENT

DATED OCTOBER 1, 2009

to the Prospectus Dated May 1, 2009 (the “Prospectus”)

Effective November 1, 2009, the minimum initial subscription amount has been changed from $100,000 to $50,000 and the minimum balance requirement has been changed from $75,000 to $50,000. In connection with such changes, the Prospectus is hereby supplemented as follows:

1.	On the front cover of the Prospectus, the figure of “$100,000” in the first sentence and in the chart in footnote (1) is hereby deleted and replaced with “$50,000.”

2.	On the inside front cover of the Prospectus, the figure of “$100,000” in the third sentence of the paragraph titled “Eligible Investors” is hereby deleted and replaced with “$50,000.”

3.	On page 7 of the Prospectus, the figure of “$100,000” in the chart in the second paragraph adjacent to “The Offering” in the “Summary of Terms” section is hereby deleted and replaced with “$50,000.”

4.	On page 10 of the Prospectus, the figure of “$100,000” at the end of the first sentence of the first paragraph adjacent to “Purchase of Shares” in the “Summary of Terms” section is hereby deleted and replaced with “$50,000.”

5.	On page 18 of the Prospectus, the “Example” in the “Summary of Fees and Expenses” section and the first paragraph of the immediately succeeding footnote * in the same “Summary of Fees and Expenses” section are hereby deleted and replaced with the following:

“ EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $1,000 investment, assuming a 5% annual return:†

1 year	3 years	5 years	10 years
$76	$192	$314	$654

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†	On an investment of $50,000 the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $50,000 investment, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$3,778	$9,576	$15,716	$32,688

*

Generally, the stated minimum initial investment in the Fund is $50,000, which stated minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 2% of the Investor’s subscription. The table assumes the maximum sales load is charged. Investments will be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
$50,000—$499,999	2%
$500,000—$999,999	1.5%
$1,000,000—$4,999,999	1%
$5,000,000 or more	None

6.	On pages 57 and 58 of the Prospectus, the figure of “$100,000” in the chart in the fourth paragraph and in the first sentence of the sixth paragraph in the “Purchase of Shares—Purchase Terms” section is hereby deleted and replaced with “$50,000.”

7.	On page 58 of the Prospectus, the figure of “$75,000” at the end of the last sentence of the sixth paragraph in the “Purchase of Shares—Purchase Terms” section is hereby deleted and replaced with “$50,000.”

8.	On page 61 of the Prospectus, the figure of “$75,000” in the first sentence of the ninth paragraph in the “Repurchases and Transfers of Shares—Repurchases of Shares” section is hereby deleted and replaced with “$50,000.”

9.	On page 61 of the Prospectus, the figure of “$75,000” at the end of the first sentence of the second paragraph in the “Repurchases and Transfers of Shares—Transfers of Shares” section is hereby deleted and replaced with “$50,000.”

10.	On page 64 of the Prospectus, the figure of “$100,000” at the end of the first sentence of the third paragraph in the “Plan of Distribution” section is hereby deleted and replaced with “$50,000.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.